WINDSORTECH, INC.
                   (Formerly known as Delta States Oil, Inc.)

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                  INTRODUCTION


     The accompanying unaudited pro forma condensed combined financial statements reflect the condensed financial position of Windsortech, Inc. (formerly known as Delta States Oil, Inc.) ("Delta") as of December 31, 2001, and the results of its condensed operations for the three months ended December 31, 2001 after giving effect to the reverse acquisition of Delta by Windsortech, Inc. ("WTI"), as described further below. The unaudited pro forma condensed combined balance sheet is based on the historical balance sheet of WTI and gives effect to the merger (reverse acquisition) with Delta on December 31, 2001. The unaudited pro forma condensed combined statement of operations for the three months ended December 31, 2001 gives effect to the merger (reverse acquisition) of Delta by WTI as if it had occurred on October 1, 2001, the date WTI commenced operations.

     The pro forma adjustments do not reflect any operating efficiencies and cost savings which may be achievable with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical sales for any future price changes nor any adjustments to selling and marketing expenses for any future operating changes.

     On January 30, 2002, WTI completed its reverse acquisition of Delta through a merger. WTI was merged with and into Delta, and Delta was renamed Windsortech, Inc. For accounting purposes, the acquisition has been treated as a recapitalization of WTI with WTI as the acquirer (reverse acquisition). In connection with the merger, each outstanding share of WTI's common stock was exchanged for .36 shares of Delta's common stock. Delta issued 9 million shares of its common stock in exchange for all the outstanding common stock of WTI and
0.630 million shares of its common stock as a transaction fee.



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


                                                        WINDSORTECH, INC.
                                           (Formerly known as Delta States Oil, Inc.)
                                      UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                        DECEMBER 31, 2001


                                                                              Delta States
                                                                               Oil, Inc.
                                                                               ("Delta")
                                                      Windsortech, Inc.      Historical
                                                     ("WTI") Historical      December 31,         Reverse          Pro Forma
                                                       December 31,         2001 (Audited)      Acquisition         Combined
                                                       2001 (Audited)(A)          (B)           Adjustments    December 31, 2001
                                                  ---------------------------------------------------------------------------
          ASSETS

Current Assets
     Cash and cash equivalents                              $ 92,602            $ 5,011             $ -             $ 97,613
     Accounts receivable                                      51,483                  -               -               51,483
     Accounts receivable - related party                      72,450                  -               -               72,450
     Inventories                                             277,908                  -               -              277,908
     Prepaid expenses and other current assets                15,963                  -               -               15,963
                                                  ------------------------------------------------------     ----------------
        Total Current Assets                                 510,406              5,011               -              515,417
Property and equipment, net                                   35,146                  -               -               35,146
Deposits and other assets                                     40,187                  -               -               40,187
                                                  ------------------------------------------------------     ----------------

                                                           $ 585,739            $ 5,011             $ -            $ 590,750
                                                  ======================================================     ================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Current maturities of capital lease obligations         $ 4,945                $ -             $ -              $ 4,945
     Accounts payable                                         67,564                                  -               67,564
     Accrued expenses                                        136,400              6,050         150,000 (C)          292,450
     Notes payable - officers                                156,000                  -               -              156,000
                                                  ------------------------------------------------------     ----------------
        Total Current Liabilities                            364,909              6,050         150,000              520,959
Capital lease obligations                                      8,198                  -               -                8,198
                                                  ------------------------------------------------------     ----------------
        Total Liabilities                                    373,107              6,050         150,000              529,157
                                                  ------------------------------------------------------     ----------------
Commitments and Contingencies                                      -                  -               -                    -
Stockholders' Equity
     Preferred shares                                              -                  -               -                    -
     Common stock                                            250,000             25,500        (155,508)(D)          119,992
     Additional paid-in capital                                    -            103,260        (124,291)(D)          (21,031)
     Retained earnings (deficit)                             (37,368)           (90,757)         90,757 (D)          (37,368)
     Treasury stock                                                -            (39,042)         39,042 (D)                -
                                                  ------------------------------------------------------     ----------------
        Total Stockholders' Equity                           212,632             (1,039)       (150,000)              61,593
                                                  ------------------------------------------------------     ----------------

                                                           $ 585,739            $ 5,011             $ -            $ 590,750
                                                  ======================================================     ================

The unaudited pro forma condensed combined balance sheet at December 31, 2001 gives effect to the financial position of Windsortech, Inc. as if the reverse acquisition of Delta by WTI occurred on December 31, 2001.

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

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AT DECEMBER 31, 2001 ARE AS FOLLOWS:

(A) Represents the audited historical balance sheet of Windsortech, Inc. ("WTI") (the acquirer for accounting purposes) as of December 31, 2001.

(B) Represents the audited historical balance sheet of Delta States Oil, Inc. ("Delta") (acquired company) as of December 31, 2001.

(C) The accrued expense adjustment represents the accrued estimated transaction costs incurred. The costs are primarily for legal, accounting, printing and similar expenses.

(D) The stockholders' equity adjustment represents the fair value of Windsortech, Inc. after giving effect to the reverse acquisition of Delta by Windsortech. For accounting purposes, the acquisition has been treated as a recapitalization of WTI with WTI as the acquirer:

Common Stock adjustment:
Shares issued to acquirer (WTI) in connection with reverse acquisition                                           9,000,000
Shares issued for transaction fee                                                                                  600,000
Delta's issued and outstanding common shares as of the effective date of the
          reverse acquisition                                                                                    2,369,168
                                                                                                             --------------
Total shares outstanding                                                                                        11,969,168
Multiplied by                                                                                                            x
Par value of WTI's Common Stock                                                                                     $ 0.01
                                                                                                             --------------
Value of Common Stock issued and outstanding after acquisition                          (a)                      $ 119,692
                                                                                                             --------------

WTI's Common Stock book value                                                                                    $ 250,000
Delta's Common Stock book value                                                                                     25,500
                                                                                                             --------------
Combined WTI and Delta Common Stock book value                                          (b)                        275,500
                                                                                                             --------------

Common Stock adjustment                                                                 (a) - (b)               $ (155,808)
                                                                                                             ==============

Additional Paid-In Capital adjustment:
This   adjustment  is  the  offsetting  sum  of  all  the  reverse   acquisition
adjustments, as follows:
          Reduction of Common Stock                                                                              $ 155,508
          Elimination of Delta's Retained Earnings (Deficit)                                                       (90,757)
          Elimination of Delta's Treasury Stock                                                                    (39,042)
          Accrued expenses                                                                                        (150,000)
                                                                                                             --------------
          Additional Paid-In Capital adjustment                                                                 $ (124,291)
                                                                                                             ==============

Retained Earnings (Deficit) Adjustment:
The Retained Earnings (Deficit) Adjustment represents the adjustment necessary to eliminate Delta's Retained Earnings (Deficit) so that the final balance is equal to that of WTI's at December 31, 2001

Treasury Stock Adjustment:
The Treasury Stock adjustments represents the elimination of Delta's Treasury Stock.




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

                                                        WINDSORTECH, INC.
                                           (Formerly known as Delta States Oil, Inc.)
                                     UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                                       FOR THE THREE MONTH PERIOD ENDED DECEMBER 31, 2001


                                                                           Delta States
                                                                            Oil, Inc.
                                                                            ("Delta")
                                                  Windsortech, Inc.       Historical
                                                 ("WTI") Historical       December 31,         Reverse            Pro Forma
                                                   December 31,          2001 (Audited)      Acquisition           Combined
                                                   2001 (Audited)(A)           (B)           Adjustments      December 31, 2001
                                                 ------------------------------------------------------------------------------

Net operating revenue                               $ 1,524,848                  $ -                $ -             $ 1,524,848
Cost of goods sold                                    1,266,808                    -                  -               1,266,808
                                                  ------------------------------------------------------      ------------------

Gross profit                                            258,040                    -                  -                 258,040

Selling, general and administrative expenses            291,577                9,761            150,000  (C)            451,338
Depreciation and amortization                               934                    -                  -                     934
Interest (income) expense                                 2,897                  (30)                 -                   2,867
                                                  ------------------------------------------------------      ------------------

Income (loss) before provision for income taxes,        (37,368)              (9,731)          (150,000)               (197,099)
Provision for income taxes                                    -                    -                  -                       -
                                                  ------------------------------------------------------      ------------------

Income (loss) before extraordinary loss               $ (37,368)            $ (9,731)        $ (150,000)             $ (197,099)
                                                  ======================================================      ==================


Earnings per common share - basic
   Income before extraordinary loss                                          $ (0.01)                                   $ (0.02)

Earnings per share - diluted
   Income before extraordinary loss                                          $ (0.01)                                   $ (0.02)

Weighted average number of common
   shares outstanding - basic                               N/A            1,661,342          9,630,000  (D)         11,291,342
Weighted average number of common
   shares outstanding - diluted                             N/A            1,661,342          9,630,000  (D)         11,291,342

The unaudited pro forma condensed combined statement of operations for the three months ended December 31, 2001 gives effect to the consolidated results of operations for the three months ended December 31, 2001 as if the reverse acquisition of Delta by WTI occurred on October 1, 2001, the date that WTI commenced business operations.



PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001 ARE AS FOLLOWS:

(A) Represents the audited historical results of operations of WTI for the period from inception through December 31, 2001.

(B) Represents the audited historical results of operations of Delta for the period from October 1, 2001 through December 31, 2001.

(C) The $150,000 increase in selling, general and administrative expense represents the increase associated with accrued legal, accounting and other fees incurred in connection with the merger.

(D) Includes the 9,000,000 shares of the Company's common stock issued to WTI's shareholders. Each share of WTI's common stock was exchanged for .36 shares of the Company's common stock. Also includes 630,000 shares of the Company's common stock that were issued in payment of a finder's fee. For purposes of this pro forma presentation the shares issued in connection with the merger were deemed to be outstanding for the entire pro forma period.




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